UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08220

Voya Variable Products Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2020
Classes ADV, I, R6, S and S2
Voya Variable Products Trust
■
Voya MidCap Opportunities Portfolio

■
Voya SmallCap Opportunities Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery
Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Benchmark Descriptions

Index	Description
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio Managers’ Report	Voya MidCap Opportunities Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	36.8%
Health Care	22.5%
Industrials	12.0%
Consumer Discretionary	11.2%
Communication Services	6.6%
Financials	3.8%
Consumer Staples	3.4%
Materials	2.8%
Real Estate	1.2%
Liabilities in Excess of Other Assets*	(0.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Jeffery Bianchi, CFA, Kristy Finnegan, CFA, and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 41.14% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 35.59% and 17.10%, respectively, for the same period.
Portfolio Specifics: The Portfolio outperformed Russell Midcap® Growth Index during the reporting period, namely due to stock selection effects. In particular, holdings in the health care sector, and to a lesser extent, the financials sector generated the greatest outperformance. On an individual stock basis, overweight positions in Peloton Interactive, Inc. and Five9, Inc., and owning a non-benchmark position in Snap, Inc. contributed the most to performance. Unfavorable stock selection within the information technology sector, and to a lesser extent, the communication services sector detracted the most from performance. On an individual stock basis, owning Planet Fitness, Inc. earlier in the period and not owning Trade Desk, Inc. and Moderna, Inc. presented the greatest headwinds to the Portfolio.
Current Strategy and Outlook: Despite historically weak, choppy economic data and unsettling, pandemic-related headlines, in our opinion risk assets have pushed higher on investor confidence that the future will be better than the present. With two Covid-19 vaccines in distribution and a new round of fiscal stimulus about to be deployed, we believe the U.S. economy is primed to accelerate in 2021. In our view, there is a clear bridge (vaccine) to post-Covid-19 normalcy and
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

RingCentral, Inc.	3.3%
Twilio, Inc.	3.1%
DocuSign, Inc.	2.9%
Quanta Services, Inc.	2.8%
Spotify Technology SA	2.7%
CoStar Group, Inc.	2.3%
Align Technology, Inc.	2.3%
Exact Sciences Corp.	2.3%
Five9, Inc.	2.2%
Zendesk, Inc.	2.2%
Portfolio holdings are subject to change daily.
abutments (fiscal stimulus and prolonged, accommodative monetary policy) that should keep the recovery on track and absorb unexpected jolts along the way.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya MidCap Opportunities Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	40.50%	17.20%	13.46%
Class I	41.14%	17.78%	14.03%
Class R6(1)	41.11%	17.77%	14.03%
Class S	40.76%	17.49%	13.75%
Class S2	40.56%	17.30%	13.58%
Russell Midcap® Growth Index	35.59%	18.66%	15.04%
Russell Midcap® Index	17.10%	13.40%	12.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya SmallCap Opportunities Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Health Care	30.5%
Information Technology	25.0%
Consumer Discretionary	16.9%
Industrials	13.9%
Financials	6.0%
Materials	2.6%
Consumer Staples	1.3%
Communication Services	1.2%
Real Estate	1.2%
Exchange-Traded Funds	0.5%
Energy	0.5%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 26.35%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 34.63% and 19.96%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Portfolio underperformed the Russell 2000® Growth Index. Stock selection within the capital goods and software and services sectors detracted the most from performance. At the individual stock level, overweight positions in Brink’s Company and Welbilt Inc., and not owning Plug Power Inc. had the greatest negative impact on performance. Stock selection within the retail and consumer services sectors generated the greatest outperformance. At the individual stock level, overweight positions in Caesars Entertainment Inc., MyoKardia, Inc. and Chegg, Inc. added the most value.
Current Strategy and Outlook: Despite historically weak, choppy economic data and unsettling, pandemic-related headlines, in our opinion risk assets have pushed higher on investor confidence that the future will be better than the present. With two Covid-19 vaccines in distribution and a new round of fiscal stimulus about to be deployed, we believe the U.S. economy is primed to accelerate in 2021. In our view, there is a clear bridge (vaccine) to post-Covid-19
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

Builders FirstSource, Inc.	1.6%
j2 Global, Inc.	1.5%
Envestnet, Inc.	1.4%
Caesars Entertainment, Inc.	1.3%
Silicon Laboratories, Inc.	1.3%
Q2 Holdings, Inc.	1.3%
Cantel Medical Corp.	1.2%
Advanced Energy Industries, Inc.	1.2%
Werner Enterprises, Inc.	1.2%
RH	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
normalcy and abutments (fiscal stimulus and prolonged, accommodative monetary policy) that should keep the recovery on track and absorb unexpected jolts along the way.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya SmallCap Opportunities Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	25.74%	11.90%	11.21%
Class I	26.35%	12.46%	11.77%
Class R6(1)	26.35%	12.46%	11.77%
Class S	26.06%	12.18%	11.49%
Class S2	25.86%	12.01%	11.32%
Russell 2000® Growth Index	34.63%	16.36%	13.48%
Russell 2000® Index	19.96%	13.26%	11.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya MidCap Opportunities Portfolio
Class ADV	$1,000.00	$1,348.50	1.16%	$6.85	$1,000.00	$1,019.30	1.16%	$5.89
Class I	1,000.00	1,351.80	0.66	3.90	1,000.00	1,021.82	0.66	3.35
Class R6	1,000.00	1,351.20	0.66	3.90	1,000.00	1,021.82	0.66	3.35
Class S	1,000.00	1,349.90	0.91	5.38	1,000.00	1,020.56	0.91	4.62
Class S2	1,000.00	1,348.80	1.06	6.26	1,000.00	1,019.81	1.06	5.38
Voya SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,327.20	1.35%	$7.90	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	1,330.60	0.85	4.98	1,000.00	1,020.86	0.85	4.32
Class R6	1,000.00	1,330.60	0.85	4.98	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	1,329.40	1.10	6.44	1,000.00	1,019.61	1.10	5.58
Class S2	1,000.00	1,327.70	1.25	7.31	1,000.00	1,018.85	1.25	6.34

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio and the Board of Trustees of Voya Variable Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (collectively referred to as the “Portfolios”) (two of the portfolios constituting Voya Variable Products Trust (the “Trust”)), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (two of the portfolios constituting Voya Variable Products Trust) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 18, 2021

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$2,302,267,930	$312,044,916
Short-term investments at fair value†	175,101,842	26,219,111
Cash	714	331,688
Receivables:
Investment securities sold	—	517,794
Fund shares sold	821,433	74,884
Dividends	418,017	87,609
Interest	92	59
Foreign tax reclaims	15,631	1,316
Prepaid expenses	8,049	1,285
Reimbursement due from Investment Adviser	359,833	51,320
Other assets	83,389	12,608
Total assets	2,479,076,930	339,342,590
LIABILITIES:
Payable for investment securities purchased	—	4,779,728
Payable for fund shares redeemed	22,707,245	3,092,791
Payable upon receipt of securities loaned	158,578,755	17,691,094
Payable for investment management fees	1,434,439	221,559
Payable for distribution and shareholder service fees	318,628	40,034
Payable to trustees under the deferred compensation plan (Note 6)	83,389	12,608
Payable for trustee fees	9,563	1,391
Other accrued expenses and liabilities	645,211	156,029
Total liabilities	183,777,230	25,995,234
NET ASSETS	$2,295,299,700	$313,347,356
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,326,151,609	$234,825,122
Total distributable earnings	969,148,091	78,522,234
NET ASSETS	$2,295,299,700	$313,347,356
+ Including securities loaned at value	$155,386,185	$17,282,169
* Cost of investments in securities	$1,641,317,437	$259,257,094
† Cost of short-term investments	$175,101,842	$26,219,111
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
Class ADV
Net assets	$185,462,829	$68,634,870
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	11,289,037	2,804,963
Net asset value and redemption price per share	$16.43	$24.47
Class I
Net assets	$880,212,417	$182,624,503
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	47,488,527	6,413,612
Net asset value and redemption price per share	$18.54	$28.47
Class R6
Net assets	$126,338,752	$15,146,683
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	6,818,870	532,088
Net asset value and redemption price per share	$18.53	$28.47
Class S
Net assets	$1,046,030,485	$43,861,543
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	61,146,094	1,692,515
Net asset value and redemption price per share	$17.11	$25.92
Class S2
Net assets	$57,255,217	$3,079,757
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	3,399,680	123,118
Net asset value and redemption price per share	$16.84	$25.01
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,205,713	$1,457,421
Interest	581	145
Securities lending income, net	594,034	59,123
Total investment income	9,800,328	1,516,689
EXPENSES:
Investment management fees	14,388,286	2,347,975
Distribution and shareholder service fees:
Class ADV	772,174	299,440
Class S	2,185,925	96,298
Class S2	188,571	11,191
Transfer agent fees:
Class ADV	138,191	104,972
Class I	672,890	284,789
Class R6	142	44
Class S	782,524	67,516
Class S2	42,164	4,905
Shareholder reporting expense	165,184	33,580
Professional fees	94,770	22,309
Custody and accounting expense	164,249	42,539
Trustee fees	76,505	11,122
Miscellaneous expense	94,246	23,595
Interest expense	138	415
Total expenses	19,765,959	3,350,690
Waived and reimbursed fees	(3,933,552)	(571,269)
Net expenses	15,832,407	2,779,421
Net investment loss	(6,032,079)	(1,262,732)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	318,908,689	33,284,027
Net realized gain	318,908,689	33,284,027
Net change in unrealized appreciation (depreciation) on:
Investments	368,248,786	28,129,510
Foreign currency related transactions	72	—
Net change in unrealized appreciation (depreciation)	368,248,858	28,129,510
Net realized and unrealized gain	687,157,547	61,413,537
Increase in net assets resulting from operations	$681,125,468	$60,150,805
* Foreign taxes withheld	$70,724	$3,343
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Portfolio		Voya SmallCap Opportunities Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(6,032,079)	$4,619,323	$(1,262,732)	$(911,902)
Net realized gain	318,908,689	113,418,051	33,284,027	1,184,298
Net change in unrealized appreciation (depreciation)	368,248,858	370,077,033	28,129,510	76,057,998
Increase in net assets resulting from operations	681,125,468	488,114,407	60,150,805	76,330,394
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(9,168,321)	(19,967,832)	(322,835)	(9,811,755)
Class I	(40,084,701)	(91,356,277)	(784,948)	(26,063,639)
Class R6	(4,633,621)	(5,741,725)	(67,499)	(3,072,662)
Class S	(50,697,882)	(113,564,438)	(197,111)	(6,382,391)
Class S2	(2,741,874)	(5,959,326)	(14,534)	(525,535)
Total distributions	(107,326,399)	(236,589,598)	(1,386,927)	(45,855,982)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	111,271,245	100,718,869	16,245,407	21,944,766
Reinvestment of distributions	107,326,399	236,589,598	1,386,927	45,855,982
	218,597,644	337,308,467	17,632,334	67,800,748
Cost of shares redeemed	(454,221,667)	(405,855,760)	(97,762,666)	(80,480,822)
Net decrease in net assets resulting from capital share transactions	(235,624,023)	(68,547,293)	(80,130,332)	(12,680,074)
Net increase (decrease) in net assets	338,175,046	182,977,516	(21,366,454)	17,794,338
NET ASSETS:
Beginning of year or period	1,957,124,654	1,774,147,138	334,713,810	316,919,472
End of year or period	$2,295,299,700	$1,957,124,654	$313,347,356	$334,713,810
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Portfolio
Class ADV
12-31-20	12.46	(0.09)	4.86	4.77	0.00*	0.80	—	0.80	—	16.43	40.50	1.37	1.16	1.16	(0.65)	185,463	91
12-31-19	11.07	(0.01)	3.09	3.08	0.01	1.68	—	1.69	—	12.46	28.68	1.29	1.16	1.16	(0.10)	154,333	95
12-31-18	13.44	(0.04)	(0.87)	(0.91)	—	1.46	—	1.46	—	11.07	(7.98)	1.28	1.16	1.16	(0.30)	141,404	102
12-31-17	11.48	(0.04)	2.77	2.73	—	0.77	—	0.77	—	13.44	24.49	1.29	1.23	1.23	(0.37)	169,714	105
12-31-16	12.14	(0.03)	0.81	0.78	—	1.44	—	1.44	—	11.48	6.78	1.31	1.31	1.31	(0.27)	122,629	91
Class I
12-31-20	13.92	(0.02)	5.46	5.44	0.01	0.81	—	0.82	—	18.54	41.14	0.87	0.66	0.66	(0.15)	880,212	91
12-31-19	12.17	0.05	3.42	3.47	0.04	1.68	—	1.72	—	13.92	29.34	0.79	0.66	0.66	0.40	797,161	95
12-31-18	14.56	0.03	(0.96)	(0.93)	—	1.46	—	1.46	—	12.17	(7.48)	0.78	0.66	0.66	0.20	721,478	102
12-31-17	12.34	0.02	2.99	3.01	0.02	0.77	—	0.79	—	14.56	25.09	0.79	0.73	0.73	0.13	913,054	105
12-31-16	12.89	0.03	0.86	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.24	577,101	91
Class R6
12-31-20	13.92	(0.02)	5.46	5.44	0.01	0.82	—	0.83	—	18.53	41.11	0.78	0.66	0.66	(0.16)	126,339	91
12-31-19	12.17	0.05	3.42	3.47	0.04	1.68	—	1.72	—	13.92	29.34	0.79	0.66	0.66	0.45	76,595	95
12-31-18	14.56	0.02	(0.95)	(0.93)	—	1.46	—	1.46	—	12.17	(7.48)	0.78	0.66	0.66	0.22	32,929	102
12-31-17	12.34	0.01	3.00	3.01	0.02	0.77	—	0.79	—	14.56	25.09	0.79	0.73	0.73	0.10	10,197	105
12-31-16	12.89	0.04•	0.85	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.33	1,129	91
Class S
12-31-20	12.93	(0.06)	5.06	5.00	0.01	0.81	—	0.82	—	17.11	40.76	1.12	0.91	0.91	(0.40)	1,046,030	91
12-31-19	11.41	0.02	3.20	3.22	0.02	1.68	—	1.70	—	12.93	29.06	1.04	0.91	0.91	0.15	882,543	95
12-31-18	13.77	(0.01)	(0.89)	(0.90)	—	1.46	—	1.46	—	11.41	(7.70)	1.03	0.91	0.91	(0.05)	836,518	102
12-31-17	11.72	(0.02)	2.84	2.82	—	0.77	—	0.77	—	13.77	24.77	1.04	0.96	0.96	(0.12)	1,053,376	105
12-31-16	12.34	(0.00)*	0.82	0.82	—	1.44	—	1.44	—	11.72	7.01	1.06	1.06	1.06	(0.02)	473,516	91
Class S2
12-31-20	12.75	(0.08)	4.97	4.89	0.00*	0.80	—	0.80	—	16.84	40.56	1.27	1.06	1.06	(0.55)	57,255	91
12-31-19	11.28	(0.00)*	3.16	3.16	0.01	1.68	—	1.69	—	12.75	28.89	1.19	1.06	1.06	0.00*	46,493	95
12-31-18	13.66	(0.03)	(0.89)	(0.92)	—	1.46	—	1.46	—	11.28	(7.92)	1.18	1.06	1.06	(0.20)	41,818	102
12-31-17	11.65	(0.03)	2.81	2.78	—	0.77	—	0.77	—	13.66	24.57	1.19	1.13	1.13	(0.31)	51,640	105
12-31-16	12.29	(0.02)	0.82	0.80	—	1.44	—	1.44	—	11.65	6.87	1.24	1.21	1.21	(0.17)	11,488	91
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Portfolio
Class ADV
12-31-20	19.57	(0.17)	5.17	5.00	—	0.10	—	0.10	—	24.47	25.74	1.57	1.35	1.35	(0.81)	68,635	145
12-31-19	18.21	(0.12)	4.57	4.45	—	3.09	—	3.09	—	19.57	25.09	1.38	1.38	1.38	(0.63)	67,555	133
12-31-18	26.04	(0.12)	(3.11)	(3.23)	—	4.60	—	4.60	—	18.21	(16.29)	1.37	1.37	1.37	(0.50)	61,957	108
12-31-17	23.49	(0.10)	4.24	4.14	—	1.59	—	1.59	—	26.04	18.12	1.37	1.37	1.37	(0.42)	81,104	85
12-31-16	23.00	(0.06)	2.75	2.69	—	2.20	—	2.20	—	23.49	12.80	1.37	1.37	1.37	(0.30)	70,076	73
Class I
12-31-20	22.64	(0.08)	6.01	5.93	—	0.10	—	0.10	—	28.47	26.35	1.07	0.85	0.85	(0.31)	182,625	145
12-31-19	20.57	(0.03)	5.19	5.16	—	3.09	—	3.09	—	22.64	25.70	0.88	0.88	0.88	(0.13)	199,372	133
12-31-18	28.72	0.00*	(3.55)	(3.55)	—	4.60	—	4.60	—	20.57	(15.87)	0.87	0.87	0.87	0.00*	182,621	108
12-31-17	25.65	0.02	4.66	4.68	0.02	1.59	—	1.61	—	28.72	18.73	0.87	0.87	0.87	0.08	238,478	85
12-31-16	24.79	0.05	3.01	3.06	—	2.20	—	2.20	—	25.65	13.40	0.87	0.87	0.87	0.20	256,039	73
Class R6
12-31-20	22.64	(0.08)	6.01	5.93	—	0.10	—	0.10	—	28.47	26.35	0.89	0.85	0.85	(0.31)	15,147	145
12-31-19	20.57	(0.03)	5.19	5.16	—	3.09	—	3.09	—	22.64	25.71	0.88	0.88	0.88	(0.13)	20,997	133
12-31-18	28.72	0.00*	(3.55)	(3.55)	—	4.60	—	4.60	—	20.57	(15.87)	0.87	0.87	0.87	0.00*	23,066	108
12-31-17	25.65	0.02	4.66	4.68	0.02	1.59	—	1.61	—	28.72	18.73	0.87	0.87	0.87	0.12	27,180	85
12-31-16	24.80	0.12•	2.93	3.05	—	2.20	—	2.20	—	25.65	13.35	0.87	0.87	0.87	0.48	4,270	73
Class S
12-31-20	20.67	(0.13)	5.48	5.35	—	0.10	—	0.10	—	25.92	26.06	1.32	1.10	1.10	(0.56)	43,862	145
12-31-19	19.05	(0.08)	4.79	4.71	—	3.09	—	3.09	—	20.67	25.38	1.13	1.13	1.13	(0.38)	43,527	133
12-31-18	26.98	(0.06)	(3.27)	(3.33)	—	4.60	—	4.60	—	19.05	(16.09)	1.12	1.12	1.12	(0.25)	45,898	108
12-31-17	24.22	(0.05)	4.40	4.35	—	1.59	—	1.59	—	26.98	18.45	1.12	1.12	1.12	(0.18)	58,929	85
12-31-16	23.59	(0.01)	2.84	2.83	—	2.20	—	2.20	—	24.22	13.09	1.12	1.12	1.12	(0.06)	67,086	73
Class S2
12-31-20	19.98	(0.16)	5.29	5.13	—	0.10	—	0.10	—	25.01	25.86	1.47	1.25	1.25	(0.71)	3,080	145
12-31-19	18.53	(0.12)	4.66	4.54	—	3.09	—	3.09	—	19.98	25.15	1.28	1.28	1.28	(0.53)	3,263	133
12-31-18	26.39	(0.11)	(3.15)	(3.26)	—	4.60	—	4.60	—	18.53	(16.18)	1.27	1.27	1.27	(0.41)	3,377	108
12-31-17	23.76	(0.09)	4.31	4.22	—	1.59	—	1.59	—	26.39	18.25	1.27	1.27	1.27	(0.33)	5,277	85
12-31-16	23.21	(0.04)	2.79	2.75	—	2.20	—	2.20	—	23.76	12.95	1.30	1.27	1.27	(0.20)	5,192	73

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
Voya Variable Products Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on December 17, 1993. There are two active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Trust: Voya MidCap Opportunities Portfolio (“MidCap Opportunities”) and Voya SmallCap Opportunities Portfolio (“SmallCap Opportunities”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser Class (“Class ADV”), Class I, Class R6, Class S, and Service 2 Class (“Class S2”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
H. Securities Lending. Each Portfolio may temporarily loan up to 33% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
I. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.
Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
MidCap Opportunities	$1,725,155,176	$2,053,195,167
SmallCap Opportunities	400,040,454	477,301,433
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
MidCap Opportunities	0.85% on the first $250 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% in excess of $1.1 billion
SmallCap Opportunities	0.85% on the first $250 million; 0.80% on the next $250 million; 0.75% on the next $250 million; 0.70% on the next $250 million; and 0.65% in excess of $1 billion
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares.
Class S shares of the Portfolios are subject to a shareholder services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares as compensation for services the Distributor provides and expenses it bears in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	SmallCap Opportunities	12.85%
Voya Institutional Trust Company	MidCap Opportunities	20.69
	SmallCap Opportunities	29.93
Voya Retirement Insurance and Annuity Company	MidCap Opportunities	33.66
	SmallCap Opportunities	43.70
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
MidCap Opportunities	$1,632,677
SmallCap Opportunities	461,372

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
MidCap Opportunities	1.40%	0.90%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	0.92%	1.17%	1.32%
Pursuant to side letter agreements, through May 1, 2021, the Investment Adviser has further lowered the expense limits for each Portfolio. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
MidCap Opportunities(1)	1.16%	0.66%	0.66%	0.91%	1.06%
SmallCap Opportunities(1)(2)	1.35%	0.85%	0.85%	1.10%	1.25%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Side letter expense limits were implemented on January 1, 2020.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2020, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2020.
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
MidCap Opportunities	2	$1,376,500	1.80%
SmallCap Opportunities	8	1,482,500	1.26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12/31/2020	596,799	—	745,888	(2,436,235)	(1,093,548)	7,941,102	—	9,168,321	(32,256,914)	(15,147,491)
12/31/2019	356,965	—	1,691,270	(2,439,897)	(391,662)	4,352,473	—	19,967,832	(29,764,347)	(5,444,042)
Class I
12/31/2020	3,567,026	—	2,912,004	(16,272,557)	(9,793,527)	49,551,917	—	40,084,701	(229,286,928)	(139,650,310)
12/31/2019	3,470,505	—	6,936,864	(12,432,218)	(2,024,849)	47,730,033	—	91,356,277	(171,513,643)	(32,427,333)
Class R6
12/31/2020	2,261,984	—	336,927	(1,284,317)	1,314,594	36,111,732	—	4,633,621	(18,591,867)	22,153,486
12/31/2019	3,082,601	—	436,152	(721,268)	2,797,485	41,380,883	—	5,741,725	(9,763,326)	37,359,282
Class S
12/31/2020	1,040,414	—	3,973,090	(12,148,011)	(7,134,507)	14,518,097	—	50,697,882	(164,557,428)	(99,341,449)
12/31/2019	458,580	—	9,282,130	(14,790,129)	(5,049,419)	5,760,883	—	113,564,438	(186,430,681)	(67,105,360)
Class S2
12/31/2020	228,630	—	217,776	(693,627)	(247,221)	3,148,397	—	2,741,874	(9,528,530)	(3,638,259)
12/31/2019	120,536	—	493,498	(673,560)	(59,526)	1,494,597	—	5,959,326	(8,383,763)	(929,840)
SmallCap Opportunities
Class ADV
12/31/2020	146,066	—	17,514	(810,414)	(646,834)	2,552,338	—	322,835	(15,470,372)	(12,595,199)
12/31/2019	216,946	—	520,022	(686,942)	50,026	4,263,735	—	9,811,755	(13,499,781)	575,709
Class I
12/31/2020	360,346	—	36,690	(2,788,400)	(2,391,364)	7,998,932	—	784,948	(58,770,666)	(49,986,786)
12/31/2019	482,222	—	1,196,800	(1,750,590)	(71,568)	11,011,490	—	26,063,639	(38,994,410)	(1,919,281)
Class R6
12/31/2020	82,318	—	3,156	(480,942)	(395,468)	1,826,379	—	67,499	(10,383,259)	(8,489,381)
12/31/2019	177,892	—	141,156	(512,928)	(193,880)	4,169,909	—	3,072,662	(11,574,514)	(4,331,943)
Class S
12/31/2020	169,282	—	10,111	(592,729)	(413,336)	3,327,373	—	197,111	(11,749,863)	(8,225,379)
12/31/2019	104,838	—	320,756	(729,381)	(303,787)	2,214,691	—	6,382,391	(15,234,164)	(6,637,082)
Class S2
12/31/2020	28,974	—	772	(69,914)	(40,168)	540,385	—	14,534	(1,388,506)	(833,587)
12/31/2019	14,234	—	27,289	(60,537)	(19,014)	284,941	—	525,535	(1,177,953)	(367,477)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — SECURITIES LENDING (continued)

guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:
MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$78,014,409	$(78,014,409)	$—
BofA Securities Inc	18,534,768	(18,534,768)	—
Citigroup Global Markets Inc.	18,683,306	(18,683,306)	—
J.P. Morgan Securities LLC	6,236,551	(6,236,551)	—
Mirae Asset Securities (USA) INC.	21,183,337	(21,183,337)	—
Mizuho Securities USA LLC.	268,451	(268,451)	—
National Financial Services LLC	1,050,259	(1,050,259)	—
RBC Capital Markets, LLC	545,238	(545,238)	—
State Street Bank and Trust Company	3,675,063	(3,675,063)	—
Wells Fargo Bank NA	3,039,899	(3,039,899)	—
Wells Fargo Securities LLC	4,154,904	(4,154,904)	—
Total	$155,386,185	$(155,386,185)	$—

(1)
Cash collateral with a fair value of  $158,578,755 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$470,666	$(470,666)	$—
BNP Paribas Prime Brokerage Intl Ltd	284,686	(284,686)	—
BofA Securities Inc	1,664,809	(1,664,809)	—
CIBC World Markets Corporation	468,039	(468,039)	—
Citadel Clearing LLC	77,495	(77,495)	—
Citadel securities LLC	152,395	(152,395)	—
Citigroup Global Markets Inc.	313,248	(313,248)	—
Daiwa Capital Markets America Inc.	60,165	(60,165)	—
Deutsche Bank Securities Inc.	2,735,690	(2,735,690)	—
Goldman, Sachs & Co. LLC	1,211,158	(1,211,158)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	1,801,964	(1,801,964)	—
J.P. Morgan Securities LLC	1,644,159	(1,644,159)	—
Morgan Stanley & Co. LLC	882,694	(882,694)	—
National Financial Services LLC	2,852,523	(2,852,523)	—
Natixis Securities America LLC	1,461,512	(1,461,512)	—
Nomura Securities International, Inc.	744,868	(744,868)	—
Scotia Capital (USA) INC	615	(615)	—
State Street Bank and trust Company	22,600	(22,600)	—
UBS Securities LLC.	429,507	(429,507)	—
Wells Fargo Securities LLC	3,376	(3,376)	—
Total	$17,282,169	$(17,282,169)	$—

(1)
Cash collateral with a fair value of  $17,691,094 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals.
The following permanent tax differences have been reclassified as of December 31, 2020:
	Paid-in Capital	Distributable Earnings
SmallCap Opportunities	$(27,227)	$27,227
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
MidCap Opportunities	$9,915,105	$97,411,294	$114,247,478	$122,342,120
SmallCap Opportunities	—	1,386,927	12,310,029	33,545,953

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
MidCap Opportunities	$175,411,889	$143,468,411	$650,323,073
SmallCap Opportunities	18,623,992	11,305,082	48,602,085
At December 31, 2020, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and
derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —  Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —  Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 100.3%
	Communication Services: 6.6%
522,157 (1)	Snap, Inc.	$26,144,401	1.2
197,657 (1)	Spotify Technology SA	62,194,751	2.7
156,867 (1)	Take-Two Interactive Software, Inc.	32,595,394	1.4
562,024 (2)(3)	Other Securities	30,246,776	1.3
		151,181,322	6.6
	Consumer Discretionary: 11.2%
110,866 (1)(4)	Burlington Stores, Inc.	28,997,002	1.3
237,486	Darden Restaurants, Inc.	28,289,332	1.2
181,749 (4)	Expedia Group, Inc.	24,063,568	1.0
268,178 (1)	Five Below, Inc.	46,925,787	2.0
105,497 (1)	O’Reilly Automotive, Inc.	47,744,777	2.1
264,953	Ross Stores, Inc.	32,538,878	1.4
180,957 (3)	Other Securities	48,198,778	2.2
		256,758,122	11.2
	Consumer Staples: 3.4%
337,460	Church & Dwight Co., Inc.	29,436,636	1.3
219,356	Constellation Brands, Inc.	48,049,932	2.1
		77,486,568	3.4
	Financials: 3.8%
109,490	MSCI, Inc. – Class A	48,890,570	2.1
259,909	Progressive Corp.	25,699,802	1.1
132,328	Other Securities	13,791,224	0.6
		88,381,596	3.8
	Health Care: 22.5%
237,977	Agilent Technologies, Inc.	28,197,895	1.2
100,292 (1)	Align Technology, Inc.	53,594,039	2.3
124,437 (1)	Amedisys, Inc.	36,501,105	1.6
281,824 (1)	BioMarin Pharmaceu tical, Inc.	24,713,147	1.1
132,920 (1)	Charles River Laboratories International, Inc.	33,211,391	1.5
66,084 (1)	DexCom, Inc.	24,432,576	1.0
397,861 (1)	Exact Sciences Corp.	52,712,604	2.3
613,125 (1)	Horizon Therapeutics Plc	44,850,094	2.0
167,078 (1)(4)	Nevro Corp.	28,921,202	1.3
169,831 (1)(4)	Novocure Ltd.	29,387,556	1.3
264,232 (1)(4)	PRA Health Sciences, Inc.	33,145,262	1.4
318,910 (1)	Tandem Diabetes Care, Inc.	30,513,309	1.3
105,438	Teleflex, Inc.	43,395,117	1.9
130,411 (1)(4)	Veeva Systems, Inc.	35,504,395	1.5
102,549 (3)	Other Securities	17,960,432	0.8
		517,040,124	22.5
	Industrials: 12.0%
360,309	Ametek, Inc.	43,575,771	1.9
58,192 (1)	CoStar Group, Inc.	53,785,702	2.3
174,708	Hubbell, Inc.	27,392,467	1.2
111,521	IDEX Corp.	22,214,983	1.0
884,326	Quanta Services, Inc.	63,689,159	2.8
68,001	Roper Technologies, Inc.	29,314,551	1.3
349,220	Waste Connections, Inc.	35,819,495	1.5
		275,792,128	12.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: 36.8%
472,712 (1)	Anaplan, Inc.	$33,964,357	1.5
105,560 (1)	Autodesk, Inc.	32,231,690	1.4
331,114	Booz Allen Hamilton Holding Corp.	28,866,519	1.3
279,822 (1)	Cadence Design Systems, Inc.	38,176,116	1.7
291,823	CDW Corp.	38,459,353	1.7
297,073 (1)(4)	DocuSign, Inc.	66,039,328	2.9
539,557 (1)	Dynatrace, Inc.	23,346,631	1.0
394,651	Entegris, Inc.	37,925,961	1.6
186,220 (1)(4)	Everbridge, Inc.	27,759,815	1.2
82,869 (1)	Fair Isaac Corp.	42,349,374	1.8
291,220 (1)(4)	Five9, Inc.	50,788,768	2.2
185,222 (1)	Inphi Corp.	29,722,574	1.3
87,608	Lam Research Corp.	41,374,630	1.8
95,778	Monolithic Power Systems, Inc.	35,076,777	1.5
184,966 (1)(4)	Paylocity Holding Corp.	38,086,349	1.7
203,176 (1)(4)	RingCentral, Inc.	76,997,609	3.3
207,160 (1)(4)	Twilio, Inc.	70,123,660	3.1
127,524 (1)	Zebra Technologies Corp.	49,011,299	2.1
346,768 (1)(4)	Zendesk, Inc.	49,629,436	2.2
187,638 (2)(3)	Other Securities	34,700,482	1.5
		844,630,728	36.8
	Materials: 2.8%
278,620 (1)	Crown Holdings, Inc.	27,917,724	1.2
402,442 (3)	Other Securities	35,836,149	1.6
		63,753,873	2.8
	Real Estate: 1.2%
429,979	Equity Lifestyle Properties, Inc.	27,243,469	1.2
	Total Common Stock
	(Cost $1,641,317,437)	2,302,267,930	100.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.6%
	Repurchase Agreements: 6.4%
8,056,583 (5)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $8,056,671, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $8,217,715, due 02/03/21-11/20/70)	8,056,583	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,064,140 (5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $5,064,195, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $5,165,423, due 07/01/24-10/01/50)	$5,064,140	0.2
6,840,807 (5)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $6,840,987, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $7,182,847, due 03/01/21-11/20/40)	6,840,807	0.3
23,908,508 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $23,908,691, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $24,386,678, due 01/25/21-10/15/62)	23,908,508	1.0
8,182,792 (5)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,182,855, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $8,346,448, due 01/14/21-01/20/69)	8,182,792	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
14,974,795 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $14,975,008, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $15,274,524, due 01/31/21-05/15/49)	$14,974,795	0.7
20,648,748 (5)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $20,648,906, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $21,061,723, due 01/26/21-01/01/51)	20,648,748	0.9
3,301,076 (5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $3,301,101, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,367,098, due 01/04/21-12/01/50)	3,301,076	0.1
1,603,249 (5)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,603,260, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,635,314, due 03/02/21-08/15/29)	1,603,249	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
9,348,200 (5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $9,348,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $9,535,164, due 07/01/22-12/01/50)	$9,348,200	0.4
10,681,393 (5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $10,681,545, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $10,895,179, due 02/18/21-01/15/62)	10,681,393	0.5
8,396,638 (5)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $8,396,758, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $8,567,672, due 02/28/25-05/31/25)	8,396,638	0.4
2,621,920 (5)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $2,621,980, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $2,736,853, due 05/13/21-11/01/40)	2,621,920	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
23,729,906 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $23,730,322, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $24,264,833, due 07/15/22-02/15/47)	$23,729,906	1.0
	Total Repurchase Agreements (Cost $147,358,755)	147,358,755	6.4

Shares		Value	Percentage of Net Assets
	Mutual Funds(5): 1.2%
20,593,087 (5)(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	20,593,087	0.9
4,510,000 (5)(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	4,510,000	0.2
2,640,000 (5)(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	2,640,000	0.1
	Total Mutual Funds (Cost $27,743,087)	27,743,087	1.2
	Total Short-Term Investments (Cost $175,101,842)	175,101,842	7.6
	Total Investments in Securities (Cost $1,816,419,279)	$2,477,369,772	107.9
	Liabilities in Excess of Other Assets	(182,070,072)	(7.9)
	Net Assets	$2,295,299,700	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2020 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$2,302,267,930	$—	$—	$2,302,267,930
Short-Term Investments	27,743,087	147,358,755	—	175,101,842
Total Investments, at fair value	$2,330,011,017	$147,358,755	$—	$2,477,369,772

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,827,047,133.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$663,932,778
Gross Unrealized Depreciation	(13,609,705)
Net Unrealized Appreciation	$650,323,073
See Accompanying Notes to Financial Statements

Voya SmallCap	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
	Communication Services: 1.2%
248,185 (1)	Other Securities	$3,754,831	1.2

	Consumer Discretionary: 16.9%
55,997 (2)	Caesars Entertainment, Inc.	4,158,897	1.3
11,397 (2)	Deckers Outdoor Corp.	3,268,432	1.1
14,654 (2)	Helen of Troy Ltd.	3,255,972	1.0
22,263	LCI Industries	2,887,066	0.9
93,897 (2)(3)	Leslie’s, Inc.	2,605,642	0.8
23,904	Marriott Vacations Worldwide Corp.	3,280,107	1.1
23,814	Murphy USA, Inc.	3,116,538	1.0
8,092 (2)	RH	3,621,332	1.2
28,942	Strategic Education, Inc.	2,759,041	0.9
36,295	Texas Roadhouse, Inc.	2,836,817	0.9
513,404 (1)(4)	Other Securities	21,053,719	6.7
		52,843,563	16.9
	Consumer Staples: 1.3%
185,746 (1)	Other Securities	4,152,595	1.3

	Energy: 0.5%
21,666 (1)	Other Securities	1,534,386	0.5

	Financials: 6.0%
19,473	Primerica, Inc.	2,608,019	0.8
20,365	Signature Bank	2,755,181	0.9
82,127 (2)	StepStone Group, Inc.	3,268,655	1.1
247,554 (1)(4)	Other Securities	10,106,980	3.2
		18,738,835	6.0
	Health Care: 30.5%
24,341 (2)	Addus HomeCare Corp.	2,850,088	0.9
40,457 (2)	Arrowhead Pharmaceuticals, Inc.	3,104,265	1.0
29,412 (2)	Biohaven Pharmaceutical Holding Co. Ltd.	2,520,902	0.8
24,132 (2)	Blueprint Medicines Corp.	2,706,404	0.9
49,095	Cantel Medical Corp.	3,871,632	1.2
37,901	Encompass Health Corp.	3,134,034	1.0
26,528 (2)	Haemonetics Corp.	3,150,200	1.0
41,853 (2)	HealthEquity, Inc.	2,917,573	0.9
36,582 (2)	Integer Holdings Corp.	2,970,092	0.9
38,063 (2)	Magellan Health, Inc.	3,153,139	1.0
13,597 (2)	Mirati Therapeutics, Inc.	2,986,445	1.0
2,447,956 (1)(4)	Other Securities	62,273,161	19.9
		95,637,935	30.5
	Industrials: 13.9%
32,997 (2)	ASGN, Inc.	2,756,239	0.9
120,089 (2)	Builders FirstSource, Inc.	4,900,832	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
49,674 (2)	Casella Waste Systems, Inc.	$3,077,304	1.0
37,735	Crane Co.	2,930,500	0.9
35,876	EMCOR Group, Inc.	3,281,219	1.0
30,951	John Bean Technologies Corp.	3,524,390	1.1
93,162	Werner Enterprises, Inc.	3,653,814	1.2
630,612 (1)(4)	Other Securities	19,491,464	6.2
		43,615,762	13.9
	Information Technology: 25.0%
89,596 (2)	ACI Worldwide, Inc.	3,443,174	1.1
39,926 (2)	Advanced Energy Industries, Inc.	3,871,624	1.2
77,612	CSG Systems International, Inc.	3,497,973	1.1
53,794 (2)	Envestnet, Inc.	4,426,708	1.4
203,604 (2)	Grid Dynamics Holdings, Inc.	2,565,410	0.8
30,305 (2)	Itron, Inc.	2,906,250	0.9
47,478 (2)	j2 Global, Inc.	4,638,126	1.5
55,013 (2)	Lattice Semiconductor Corp.	2,520,696	0.8
34,391 (2)	LiveRamp Holdings, Inc.	2,517,077	0.8
47,116 (2)	Mimecast Ltd.	2,678,073	0.9
73,838 (2)	Onto Innovation, Inc.	3,510,997	1.1
22,057 (2)	Proofpoint, Inc.	3,008,795	1.0
31,269 (2)	Q2 Holdings, Inc.	3,956,467	1.3
34,409 (2)	RealPage, Inc.	3,001,841	1.0
32,308 (2)	Silicon Laboratories, Inc.	4,114,101	1.3
210,243 (2)	Verra Mobility Corp.	2,821,461	0.9
237,815 (2)	Viavi Solutions, Inc.	3,561,280	1.1
435,476 (1)(4)	Other Securities	21,212,126	6.8
		78,252,179	25.0
	Materials: 2.6%
67,742	Avient Corp.	2,728,647	0.8
37,788	Sensient Technologies Corp.	2,787,621	0.9
44,786	Other Securities	2,770,004	0.9
		8,286,272	2.6
	Real Estate: 1.2%
137,109 (4)	Other Securities	3,640,527	1.2
	Total Common Stock
	(Cost $257,655,769)	310,456,885	99.1
EXCHANGE-TRADED FUNDS: 0.5%
5,539	Other Securities	1,588,031	0.5
	Total Exchange-Traded Funds (Cost $1,601,325)	1,588,031	0.5
	Total Long-Term Investments (Cost $259,257,094)	312,044,916	99.6

See Accompanying Notes to Financial Statements

Voya SmallCap	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.4%
	Repurchase Agreements: 5.6%
3,032,445 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $3,032,468, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,093,094, due 01/25/21-10/15/62)	$3,032,445	1.0
1,085,173 (5)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,085,181, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $1,106,877, due 01/14/21-01/20/69)	1,085,173	0.3
2,586,969 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,587,006, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,638,749, due 01/31/21-05/15/49)	2,586,969	0.8
1,319,248 (5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,319,267, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,345,633, due 07/01/22-12/01/50)	1,319,248	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,354,779 (5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,354,798, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,381,895, due 02/18/21-01/15/62)	$1,354,779	0.4
1,450,562 (5)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,450,583, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,480,109, due 02/28/25-05/31/25)	1,450,562	0.5
3,651,127 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,651,159, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,724,150, due 01/05/21-12/20/50)	3,651,127	1.2
3,009,791 (5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $3,009,844, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,077,639, due 07/15/22-02/15/47)	3,009,791	1.0
	Total Repurchase Agreements (Cost $17,490,094)	17,490,094	5.6

See Accompanying Notes to Financial Statements

Voya SmallCap	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(5): 2.8%
8,729,017 (5)(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $8,729,017)	$8,729,017	2.8
	Total Short-Term Investments (Cost $26,219,111)	26,219,111	8.4
	Total Investments in Securities (Cost $285,476,205)	$338,264,027	108.0
	Liabilities in Excess of Other Assets	(24,916,671)	(8.0)
	Net Assets	$313,347,356	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$310,456,885	$—	$—	$310,456,885
Exchange-Traded Funds	1,588,031	—	—	1,588,031
Short-Term Investments	8,729,017	17,490,094	—	26,219,111
Total Investments, at fair value	$320,773,933	$17,490,094	$—	$338,264,027

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $289,661,942.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$60,421,656
Gross Unrealized Depreciation	(11,819,571)
Net Unrealized Appreciation	$48,602,085

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya MidCap Opportunities Portfolio
Class ADV	NII	$0.0021
Class I	NII	$0.0080
Class R6	NII	$0.0082
Class S	NII	$0.0073
Class S2	NII	$0.0049
Class ADV	STCG	$0.0623
Class I	STCG	$0.0718
Class R6	STCG	$0.0748
Class S	STCG	$0.0646
Class S2	STCG	$0.0623
All Classes	LTCG	$0.7409
Voya SmallCap Opportunities Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class R6	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	LTCG	$0.1030

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya MidCap Opportunities Portfolio	92.84%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya MidCap Opportunities Portfolio	$97,411,294
Voya SmallCap Opportunities Portfolio	$1,386,927
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	133	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004-August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Trustees (“Board”) of Voya Variable Products Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or the Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya MidCap Opportunities Portfolio
In considering whether to approve the renewal of the Contracts for Voya MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and ten-year periods, and the third quintile for the three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the year-to-date and one-year periods and underperformed for the three-year, five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SmallCap Opportunities Portfolio
In considering whether to approve the renewal of the Contracts for Voya SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year and ten-year periods, and the fifth quintile for the three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector allocations on the Portfolio’s performance; and (2) its confidence in the Sub-Adviser’s ability to achieve the Portfolio’s investment objective.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VPT          (1220-021721)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for the audit of each respective registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $38,100 for the year ended December 31, 2020 and $46,130 for the year ended December 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2020 and $0 for the year ended December 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $3,900 for the year ended December 31, 2020 and $10,750 for the year ended December 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2020 and $835 for the year ended December 31, 2019.

(1) For the year ended December 31, 2020, KPMG billed $0 for Audit Fees.

(2) For the year ended December 31, 2020, KPMG billed $1,536 for Tax Fees.

(3) For the year ended December 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2020 and December 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Variable Products Trust	$3,900	$11,585
Voya Investments, LLC (2)	$14,804,511	$107,750

(1) For the year ended December 31, 2020, KPMG billed the Registrant $1,536 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio and the Board of Trustees of Voya Variable Products Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (the “Portfolios”) (two of the portfolios constituting Voya Variable Products Trust (the “Trust”)), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios (two of the portfolios constituting Voya Variable Products Trust) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 13, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 18, 2021

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.3%
		Communication Services: 6.6%
436,352	(1)	Altice USA, Inc.	$ 16,524,650	0.7
125,672	(2)	Nexstar Media Group, Inc.	13,722,126	0.6
522,157	(1)	Snap, Inc.	26,144,401	1.2
197,657	(1)	Spotify Technology SA	62,194,751	2.7
156,867	(1)	Take-Two Interactive Software, Inc.	32,595,394	1.4
			151,181,322	6.6

		Consumer Discretionary: 11.2%
110,866	(1),(2)	Burlington Stores, Inc.	28,997,002	1.3
237,486		Darden Restaurants, Inc.	28,289,332	1.2
52,463		Domino's Pizza, Inc.	20,117,462	0.9
181,749	(2)	Expedia Group, Inc.	24,063,568	1.0
268,178	(1)	Five Below, Inc.	46,925,787	2.0
43,738	(1)	Lululemon Athletica, Inc.	15,222,136	0.7
105,497	(1)	O'Reilly Automotive, Inc.	47,744,777	2.1
84,756	(1)	Peloton Interactive, Inc.	12,859,180	0.6
264,953		Ross Stores, Inc.	32,538,878	1.4
			256,758,122	11.2

		Consumer Staples: 3.4%
337,460		Church & Dwight Co., Inc.	29,436,636	1.3
219,356		Constellation Brands, Inc.	48,049,932	2.1
			77,486,568	3.4

		Financials: 3.8%
132,328		LPL Financial Holdings, Inc.	13,791,224	0.6
109,490		MSCI, Inc. - Class A	48,890,570	2.1
259,909		Progressive Corp.	25,699,802	1.1
			88,381,596	3.8

		Health Care: 22.5%
237,977		Agilent Technologies, Inc.	28,197,895	1.2
100,292	(1)	Align Technology, Inc.	53,594,039	2.3
124,437	(1)	Amedisys, Inc.	36,501,105	1.6
281,824	(1)	BioMarin Pharmaceutical, Inc.	24,713,146	1.1
132,920	(1)	Charles River Laboratories International, Inc.	33,211,391	1.4
66,084	(1)	DexCom, Inc.	24,432,576	1.1
397,861	(1)	Exact Sciences Corp.	52,712,604	2.3
613,125	(1)	Horizon Therapeutics Plc	44,850,094	2.0
167,078	(1),(2)	Nevro Corp.	28,921,202	1.3
169,831	(1),(2)	Novocure Ltd.	29,387,556	1.3
264,232	(1),(2)	PRA Health Sciences, Inc.	33,145,262	1.4
102,549	(1)	Seagen, Inc.	17,960,432	0.8
318,910	(1)	Tandem Diabetes Care, Inc.	30,513,309	1.3
105,438		Teleflex, Inc.	43,395,118	1.9
130,411	(1),(2)	Veeva Systems, Inc.	35,504,395	1.5
			517,040,124	22.5

		Industrials: 12.0%
360,309		Ametek, Inc.	43,575,771	1.9
58,192	(1)	CoStar Group, Inc.	53,785,702	2.3
174,708		Hubbell, Inc.	27,392,467	1.2
111,521		IDEX Corp.	22,214,983	1.0
884,326		Quanta Services, Inc.	63,689,159	2.8
68,001		Roper Technologies, Inc.	29,314,551	1.3
349,220		Waste Connections, Inc.	35,819,495	1.5
			275,792,128	12.0

		Information Technology: 36.8%
472,712	(1)	Anaplan, Inc.	33,964,357	1.5
105,560	(1)	Autodesk, Inc.	32,231,690	1.4
120,977	(1),(2)	Bill.com Holdings, Inc.	16,513,361	0.7
331,114		Booz Allen Hamilton Holding Corp.	28,866,519	1.3
279,822	(1)	Cadence Design Systems, Inc.	38,176,116	1.7
291,823		CDW Corp.	38,459,353	1.7
297,073	(1),(2)	DocuSign, Inc.	66,039,328	2.9
539,557	(1)	Dynatrace, Inc.	23,346,631	1.0
394,651		Entegris, Inc.	37,925,961	1.6
186,220	(1),(2)	Everbridge, Inc.	27,759,815	1.2
82,869	(1)	Fair Isaac Corp.	42,349,374	1.8
291,220	(1),(2)	Five9, Inc.	50,788,768	2.2
66,661	(1)	FleetCor Technologies, Inc.	18,187,121	0.8
185,222	(1)	Inphi Corp.	29,722,574	1.3
87,608		Lam Research Corp.	41,374,630	1.8
95,778		Monolithic Power Systems, Inc.	35,076,777	1.5
184,966	(1),(2)	Paylocity Holding Corp.	38,086,349	1.7
203,176	(1),(2)	RingCentral, Inc.	76,997,609	3.3
207,160	(1),(2)	Twilio, Inc.	70,123,660	3.1
127,524	(1)	Zebra Technologies Corp.	49,011,299	2.1
346,768	(1),(2)	Zendesk, Inc.	49,629,436	2.2
			844,630,728	36.8

		Materials: 2.8%
133,673		Avery Dennison Corp.	20,734,019	0.9
268,769	(1)	Berry Global Group, Inc.	15,102,130	0.7
278,620	(1)	Crown Holdings, Inc.	27,917,724	1.2
			63,753,873	2.8

		Real Estate: 1.2%
429,979		Equity Lifestyle Properties, Inc.	27,243,469	1.2

	Total Common Stock
	(Cost $1,641,317,437)		2,302,267,930	100.3

See Accompanying Notes to Financial Statements

1

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.6%
		Repurchase Agreements: 6.4%
8,056,583	(3)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $8,056,671, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $8,217,715, due 02/03/21-11/20/70)	8,056,583	0.3
5,064,140	(3)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $5,064,195, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $5,165,423, due 07/01/24-10/01/50)	5,064,140	0.2
6,840,807	(3)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $6,840,987, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $7,182,847, due 03/01/21-11/20/40)	6,840,807	0.3
23,908,508	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $23,908,691, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $24,386,678, due 01/25/21-10/15/62)	23,908,508	1.0
8,182,792	(3)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,182,855, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $8,346,448, due 01/14/21-01/20/69)	8,182,792	0.4
14,974,795	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $14,975,008, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $15,274,524, due 01/31/21-05/15/49)	14,974,795	0.7
20,648,748	(3)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $20,648,906, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $21,061,723, due 01/26/21-01/01/51)	20,648,748	0.9
3,301,076	(3)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $3,301,101, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,367,098, due 01/04/21-12/01/50)	3,301,076	0.1
1,603,249	(3)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,603,260, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,635,314, due 03/02/21-08/15/29)	1,603,249	0.1

See Accompanying Notes to Financial Statements

2

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

9,348,200	(3)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $9,348,333, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $9,535,164, due 07/01/22-12/01/50)	9,348,200	0.4
10,681,393	(3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $10,681,545, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $10,895,179, due 02/18/21-01/15/62)	10,681,393	0.5
8,396,638	(3)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $8,396,758, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $8,567,672, due 02/28/25-05/31/25)	8,396,638	0.4
2,621,920	(3)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $2,621,980, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $2,736,853, due 05/13/21-11/01/40)	2,621,920	0.1
23,729,906	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $23,730,322, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $24,264,833, due 07/15/22-02/15/47)	23,729,906	1.0

Total Repurchase Agreements
(Cost $147,358,755)	147,358,755	6.4

Shares			Value	Percentage of Net Assets
		Mutual Funds(3): 1.2%
20,593,087	(3),(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	20,593,087	0.9
4,510,000	(3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	4,510,000	0.2
2,640,000	(3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	2,640,000	0.1

Total Mutual Funds
(Cost $27,743,087)	27,743,087	1.2

Total Short-Term Investments
(Cost $175,101,842)	175,101,842	7.6

Total Investments in Securities (Cost $1,816,419,279)	$ 2,477,369,772	107.9

Liabilities in Excess of Other Assets	(182,070,072)	(7.9)
Net Assets	$ 2,295,299,700	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

3

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 1.2%
65,318	(1)	QuinStreet, Inc.	$ 1,400,418	0.4
182,867	(1)	Vonage Holdings Corp.	2,354,413	0.8
			3,754,831	1.2

		Consumer Discretionary: 16.9%
55,997	(1)	Caesars Entertainment, Inc.	4,158,897	1.3
11,397	(1)	Deckers Outdoor Corp.	3,268,432	1.0
57,590	(1),(2)	Fisker, Inc.	843,693	0.3
37,658	(1),(2)	GrowGeneration Corp.	1,514,605	0.5
14,654	(1)	Helen of Troy Ltd.	3,255,972	1.0
59,385		Kohl's Corp.	2,416,376	0.8
39,787		Kontoor Brands, Inc.	1,613,761	0.5
22,263		LCI Industries	2,887,066	0.9
93,897	(1),(2)	Leslie's, Inc.	2,605,642	0.8
8,092		Lithia Motors, Inc.	2,368,286	0.8
23,904		Marriott Vacations Worldwide Corp.	3,280,107	1.0
23,814		Murphy USA, Inc.	3,116,538	1.0
45,793	(1)	National Vision Holdings, Inc.	2,073,965	0.7
28,169	(1)	Ollie's Bargain Outlet Holdings, Inc.	2,303,379	0.7
74,170	(1)	RealReal, Inc./The	1,449,282	0.5
8,092	(1)	RH	3,621,332	1.2
64,105		Steven Madden Ltd.	2,264,188	0.7
57,462	(1)	Stoneridge, Inc.	1,737,076	0.6
28,942		Strategic Education, Inc.	2,759,041	0.9
36,295		Texas Roadhouse, Inc.	2,836,817	0.9
41,193		Winnebago Industries	2,469,108	0.8
			52,843,563	16.9

		Consumer Staples: 1.3%
38,838	(1)	Performance Food Group Co.	1,849,077	0.6
146,908		Primo Water Corp.	2,303,518	0.7
			4,152,595	1.3

		Energy: 0.5%
21,666	(1)	Renewable Energy Group, Inc.	1,534,386	0.5

		Financials: 6.0%
51,067	(2)	Cowen, Inc.	1,327,231	0.4
22,302	(1)	Palomar Holdings, Inc.	1,981,310	0.6
19,473		Primerica, Inc.	2,608,019	0.8
45,566		PROG Holdings, Inc.	2,454,640	0.8
34,457		Prosperity Bancshares, Inc.	2,389,938	0.8
94,162	(1)	Selectquote, Inc.	1,953,861	0.6
20,365		Signature Bank	2,755,181	0.9
82,127	(1)	StepStone Group, Inc.	3,268,655	1.1
			18,738,835	6.0

		Health Care: 30.5%
56,178	(1),(2)	1Life Healthcare, Inc.	2,452,170	0.8
24,341	(1)	Addus HomeCare Corp.	2,850,088	0.9
98,117	(1),(2)	Aerie Pharmaceuticals, Inc.	1,325,561	0.4
49,463	(1),(2)	Akouos, Inc.	980,851	0.3
97,688	(1)	Amicus Therapeutics, Inc.	2,255,616	0.7
45,473	(1)	Applied Therapeutics, Inc.	1,000,861	0.3
181,988	(1)	Ardelyx, Inc.	1,177,462	0.4
13,998	(1)	Arena Pharmaceuticals, Inc.	1,075,466	0.3
40,457	(1)	Arrowhead Pharmaceuticals, Inc.	3,104,266	1.0
59,363	(1)	AxoGen, Inc.	1,062,598	0.3
24,877	(1),(2)	Axonics Modulation Technologies, Inc.	1,241,860	0.4
29,412	(1)	Biohaven Pharmaceutical Holding Co. Ltd.	2,520,902	0.8
24,132	(1)	Blueprint Medicines Corp.	2,706,404	0.9
49,095		Cantel Medical Corp.	3,871,632	1.2
45,136	(1),(2)	CryoPort, Inc.	1,980,568	0.6
69,553	(1)	Cymabay Therapeutics, Inc.	399,234	0.1
60,596	(1)	Dicerna Pharmaceuticals, Inc.	1,334,930	0.4
37,901		Encompass Health Corp.	3,134,034	1.0
111,770	(1)	Epizyme, Inc.	1,213,822	0.4
27,533	(1)	Fate Therapeutics, Inc.	2,503,576	0.8
44,426	(1)	FibroGen, Inc.	1,647,760	0.5
70,555	(1),(2)	G1 Therapeutics, Inc.	1,269,284	0.4
138,107	(1)	GenMark Diagnostics, Inc.	2,016,362	0.7
38,542	(1)	Globus Medical, Inc.	2,513,709	0.8
45,748	(1)	Gossamer Bio, Inc.	442,383	0.1
26,528	(1)	Haemonetics Corp.	3,150,200	1.0
49,058	(1)	Halozyme Therapeutics, Inc.	2,095,267	0.7
41,853	(1)	HealthEquity, Inc.	2,917,573	0.9
70,245	(1),(2)	Heron Therapeutics, Inc.	1,486,735	0.5
24,873		Hill-Rom Holdings, Inc.	2,436,808	0.8
65,380	(1)	HMS Holdings Corp.	2,402,715	0.8
57,385	(1)	Homology Medicines, Inc.	647,877	0.2
163,506	(1)	Immunogen, Inc.	1,054,614	0.3
45,126	(1),(2)	Insmed, Inc.	1,502,244	0.5
36,582	(1)	Integer Holdings Corp.	2,970,093	1.0
32,086	(1)	Krystal Biotech, Inc.	1,925,160	0.6
38,063	(1)	Magellan Health, Inc.	3,153,139	1.0
13,597	(1)	Mirati Therapeutics, Inc.	2,986,445	1.0
81,228	(1)	NextCure, Inc.	885,385	0.3
18,451	(1)	Omnicell, Inc.	2,214,489	0.7
15,635	(1),(2)	Ontrak, Inc.	966,087	0.3
147,197	(1)	OraSure Technologies, Inc.	1,558,080	0.5
28,361	(1)	ORIC Pharmaceuticals, Inc.	960,020	0.3
39,380	(1),(2)	Poseida Therapeutics, Inc.	431,999	0.1
30,151	(1)	PTC Therapeutics, Inc.	1,840,115	0.6
45,201	(1)	RAPT Therapeutics, Inc.	892,720	0.3
4,903	(1)	Reata Pharmaceuticals, Inc.	606,109	0.2
40,173	(1),(2)	Rocket Pharmaceuticals, Inc.	2,203,087	0.7
20,237	(1),(2)	Stoke Therapeutics, Inc.	1,253,277	0.4
53,181	(1)	Syndax Pharmaceuticals, Inc.	1,182,745	0.4
36,084	(1)	Syneos Health, Inc.	2,458,403	0.8
45,737	(1)	TG Therapeutics, Inc.	2,379,239	0.8

See Accompanying Notes to Financial Statements

4

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

55,267	(1),(2)	UroGen Pharma Ltd.	995,911	0.3
		95,637,935		30.5

		Industrials: 13.9%
32,997	(1)	ASGN, Inc.	2,756,239	0.9
120,089	(1)	Builders FirstSource, Inc.	4,900,832	1.6
49,674	(1)	Casella Waste Systems, Inc.	3,077,304	1.0
37,735		Crane Co.	2,930,500	0.9
35,876		EMCOR Group, Inc.	3,281,219	1.0
190,918	(1),(2)	FuelCell Energy, Inc.	2,132,554	0.7
40,829	(1)	Huron Consulting Group, Inc.	2,406,870	0.8
30,951		John Bean Technologies Corp.	3,524,390	1.1
95,879		Marten Transport Ltd.	1,651,995	0.5
12,933		Regal Beloit Corp.	1,588,302	0.5
24,735		Simpson Manufacturing Co., Inc.	2,311,486	0.7
10,810	(1)	SiteOne Landscape Supply, Inc.	1,714,790	0.6
34,007		Skywest, Inc.	1,370,822	0.4
170,015		Steelcase, Inc.	2,303,703	0.7
32,201		UFP Industries, Inc.	1,788,766	0.6
93,162		Werner Enterprises, Inc.	3,653,814	1.2
18,285		Woodward, Inc.	2,222,176	0.7
		43,615,762		13.9

		Information Technology: 25.0%
89,596	(1)	ACI Worldwide, Inc.	3,443,174	1.1
39,926	(1)	Advanced Energy Industries, Inc.	3,871,624	1.2
9,292	(1)	CACI International, Inc.	2,316,774	0.8
61,829	(1)	Calix, Inc.	1,840,031	0.6
20,042	(1)	Concentrix Corp.	1,978,145	0.6
77,612		CSG Systems International, Inc.	3,497,973	1.1
53,794	(1)	Envestnet, Inc.	4,426,708	1.4
58,598		EVERTEC, Inc.	2,304,073	0.7
203,604	(1)	Grid Dynamics Holdings, Inc.	2,565,410	0.8
30,305	(1)	Itron, Inc.	2,906,250	0.9
47,478	(1)	j2 Global, Inc.	4,638,126	1.5
55,013	(1)	Lattice Semiconductor Corp.	2,520,696	0.8
20,950	(1)	LivePerson, Inc.	1,303,719	0.4
34,391	(1)	LiveRamp Holdings, Inc.	2,517,077	0.8
23,096	(1)	Lumentum Holdings, Inc.	2,189,501	0.7
47,116	(1)	Mimecast Ltd.	2,678,073	0.9
73,838	(1)	Onto Innovation, Inc.	3,510,997	1.1
22,057	(1)	Proofpoint, Inc.	3,008,795	1.0
31,269	(1)	Q2 Holdings, Inc.	3,956,467	1.3
16,569	(1)	Qualys, Inc.	2,019,264	0.7
34,409	(1)	RealPage, Inc.	3,001,841	1.0
84,032	(1)	Repay Holdings Corp.	2,289,872	0.7
22,688	(1)	SailPoint Technologies Holding, Inc.	1,207,909	0.4
32,308	(1)	Silicon Laboratories, Inc.	4,114,101	1.3
18,780	(1)	Sprout Social, Inc.	852,800	0.3
40,415	(1),(2)	SunPower Corp.	1,036,241	0.3
59,185	(1)	Super Micro Computer, Inc.	1,873,797	0.6
210,243	(1)	Verra Mobility Corp.	2,821,461	0.9
237,815	(1)	Viavi Solutions, Inc.	3,561,280	1.1
		78,252,179		25.0

		Materials: 2.6%
67,742		Avient Corp.	2,728,648	0.8
30,256		Compass Minerals International, Inc.	1,867,400	0.6
14,530		Minerals Technologies, Inc.	902,603	0.3
37,788		Sensient Technologies Corp.	2,787,621	0.9
		8,286,272		2.6

		Real Estate: 1.2%
101,568		Acadia Realty Trust	1,441,250	0.5
35,541	(2)	QTS Realty Trust, Inc.	2,199,277	0.7
		3,640,527		1.2

	Total Common Stock
	(Cost $257,655,769)		310,456,885	99.1

EXCHANGE-TRADED FUNDS: 0.5%
5,539		iShares Russell 2000 Growth ETF	1,588,031	0.5

	Total Exchange-Traded Funds
	(Cost $1,601,325)		1,588,031	0.5

	Total Long-Term Investments
	(Cost $259,257,094)		312,044,916	99.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.4%
		Repurchase Agreements: 5.6%
3,032,445	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $3,032,468, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $3,093,094, due 01/25/21-10/15/62)	3,032,445	1.0
1,085,173	(3)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,085,181, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $1,106,877, due 01/14/21-01/20/69)	1,085,173	0.3

See Accompanying Notes to Financial Statements

5

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

2,586,969	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,587,006, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,638,749, due 01/31/21-05/15/49)	2,586,969	0.8
1,319,248	(3)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,319,267, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,345,633, due 07/01/22-12/01/50)	1,319,248	0.4
1,354,779	(3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,354,798, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,381,895, due 02/18/21-01/15/62)	1,354,779	0.4
1,450,562	(3)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,450,583, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,480,109, due 02/28/25-05/31/25)	1,450,562	0.5
3,651,127	(3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,651,159, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,724,150, due 01/05/21-12/20/50)	3,651,127	1.2
3,009,791	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $3,009,844, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,077,639, due 07/15/22-02/15/47)	3,009,791	1.0

Total Repurchase Agreements
(Cost $17,490,094)	17,490,094	5.6

Shares			Value	Percentage of Net Assets
		Mutual Funds(3): 2.8%
8,729,017	(3),(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
		(Cost $8,729,017)	8,729,017	2.8

Total Short-Term Investments
(Cost $26,219,111)	26,219,111	8.4

Total Investments in Securities (Cost $285,476,205)	$ 338,264,027	108.0
Liabilities in Excess of Other Assets	(24,916,671)	(8.0)
Net Assets	$ 313,347,356	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

6

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Products Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date:	March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date:	March 10, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 10, 2021